UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): October 11, 2019 (October 7, 2019)

GLOBAL SELF STORAGE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-12681	13-3926714
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Hanover Square, 12th Floor
New York, NY 10005
(Address of principal executive offices) (Zip Code)

(212) 785-0900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 4.01    Changes in Registrant’s Certifying Accountant
(a) Former independent registered public accounting firm
On October 7, 2019, the Audit Committee of the Board of Directors (the “Audit Committee”) of Global Self Storage, Inc. (the “Company”) approved the dismissal of Tait, Weller & Baker LLP (“TWB”) as the Company’s independent registered public accounting firm.
TWB’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2017 and 2018 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.
During the fiscal years ended December 31, 2017 and 2018, and the subsequent interim period through October 7, 2019, the effective date of TWB’s dismissal, there were: (i) no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K (“Regulation S-K”) of the Securities Exchange Act of 1934, as amended, and the related instructions to Item 304 of Regulation S-K) between the Company and TWB on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to TWB’s satisfaction, would have caused TWB to make reference to the subject matter of the disagreement in connection with its reports on the Company’s consolidated financial statements for such years or any subsequent interim period through the date of dismissal; and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).
The Company provided TWB with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”), and requested that TWB furnish a letter addressed to the SEC stating whether or not it agrees with the statements contained herein and, if not, stating the respects in which it does not agree. A copy of TWB’s letter, dated October 11, 2019, is filed as Exhibit 16.1 to this Current Report on Form 8-K.
(b) New independent registered public accounting firm
The Audit Committee conducted a competitive process to determine the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2019.
Following review of proposals from the independent registered public accounting firms that participated in the process, on October 7, 2019, the Audit Committee approved the engagement of RSM US LLP (“RSM”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2019, subject to completion of RSM’s standard client acceptance procedures and execution of an engagement letter.
During the fiscal years ended December 31, 2017 and 2018 and the subsequent interim period through October 7, 2019, neither the Company nor anyone on its behalf has consulted with RSM regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that RSM concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K; or (iii) any “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01    Financial Statements and Exhibits.
(d)           Exhibits.

Exhibit No.	Description
16.1	Letter from Tait, Weller & Baker LLP dated October 11, 2019 to the Securities and Exchange Commission

* * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL SELF STORAGE, INC.

By:	/s/ Mark C. Winmill
Name:	Mark C. Winmill
Title:	President

Date: October 11, 2019

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Tait, Weller & Baker LLP dated October 11, 2019 to the Securities and Exchange Commission